                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert T. Blakely, of Greenwich, State of Connecticut,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28 day of August, 1997.

                                       /s/ Robert T. Blakely
                                       ------------------------------
                                           Robert T. Blakely


STATE OF CONNECTICUT       )
                           ) SS
COUNTY OF FAIRFIELD        )

      On this 28th day of August, 1997, before me personally appeared Robert T. Blakely, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Nancy Mangano
                                       ------------------------------
                                               Notary Public


My Commission Expires:
                      ------------
                                  NANCY MANGANO
                               Commissioner of Deeds
                                State of Connecticut
                           Commission Expires May 5, 1998

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 3rd day of September, 1997.

                                       /s/ Joan T. Bok
                                       ------------------------------
                                           Joan T. Bok


STATE OF NEW YORK       )
                        ) SS
COUNTY OF KINGS         )

      On this 3rd day of September, 1997, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                       /s/ Donna M. Mitton
                                       ------------------------------
                                               Notary Public


My Commission Expires:  4/08/98
                      ------------
                                       DONNA M. MITTON
                                Notary Public, State of New York
                                        No. 01M15058515
                                    Qualified in Kings County
                                Commission Expires April 8, 1998

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert A. Clausen, of St. Louis County, State of Missouri, Senior Vice President and Chief Financial Officer ("Principal Financial Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 29th day of August, 1997.

                                       /s/ Robert A. Clausen
                                       ------------------------------
                                           Robert A. Clausen


STATE OF MISSOURI      )
                       ) SS
COUNTY OF ST. LOUIS    )

      On this 29th day of August, 1997, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Mary K. McBride
                                       ------------------------------
                                               Notary Public


My Commission Expires:  2-12-97
                      ------------

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Paul H. Hatfield, of St. Louis County, State of Missouri, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 3rd day of September, 1997.

                                       /s/ Paul H. Hatfield
                                       ------------------------------
                                           Paul H. Hatfield


STATE OF NEW YORK      )
                       ) SS
COUNTY OF KINGS        )

      On this 3rd day of September, 1997, before me personally appeared Paul H. Hatfield, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Donna M. Mitton
                                       ------------------------------
                                               Notary Public


My Commission Expires:  4/08/98
                      ------------
                                       DONNA M. MITTON
                                Notary Public, State of New York
                                        No. 01M15058515
                                    Qualified in Kings County
                                Commission Expires April 8, 1998

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Roger S. Hoard, of St. Louis County, State of Missouri,
Vice President and Controller of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 2 day of September, 1997.

                                       /s/ Roger S. Hoard
                                       ------------------------------
                                           Roger S. Hoard


STATE OF MISSOURI      )
                       ) SS
COUNTY OF ST. LOUIS    )

      On this 2nd day of September, 1997, before me personally appeared Roger S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Mary K. McBride
                                       ------------------------------
                                               Notary Public


My Commission Expires:  2-12-97
                      ------------

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, John C. Hunter III, of St. Louis County, State of Missouri, President, Chief Operating Officer and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28th day of August, 1997.

                                       /s/ John C. Hunter III
                                       ------------------------------
                                           John C. Hunter III


STATE OF MISSOURI      )
                       ) SS
COUNTY OF ST. LOUIS    )

      On this 28th day of August, 1997, before me personally appeared John C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Mary K. McBride
                                       ------------------------------
                                               Notary Public


My Commission Expires:  2-12-97
                      ------------

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert H. Jenkins, of Rockford, State of Illinois, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28 day of August, 1997.

                                       /s/ Robert H. Jenkins
                                       ------------------------------
                                           Robert H. Jenkins


STTAE OF ILLINOIS          )
                           ) SS
COUNTY OF WINNEBAGO        )

      On this 28th day of August, 1997, before me personally appeared
Robert H. Jenkins, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Carolyn J. Thomas
                                       ------------------------------
                                               Notary Public


My Commission Expires: Jan. 18, 1999
                      --------------
                                       "OFFICIAL SEAL"
                                      CAROLYN J. THOMAS
                                Notary Public, State of Illinois
                                 My Commission Expires 1/18/99

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 29 day of August, 1997.

                                       /s/ Howard M. Love
                                       ------------------------------
                                           Howard M. Love


STATE OF NEW YORK    )
                     ) SS
COUNTY OF ESSEX      )

      On this 29 day of August, 1997, before me personally appeared
Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Sara Lamart
                                       ------------------------------
                                               Notary Public


My Commission Expires:  6-3-99
                      ------------
                                       SARA LAMART
                            Notary Public in the State of New York
                            Qualified in Essex County No. 4982401
                              My Commission Expires June 3, 1999

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Frank A. Metz, Jr., of Sloatsburg, State of New York,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28th day of August, 1997.

                                       /s/ Frank A. Metz, Jr.
                                       ------------------------------
                                           Frank A. Metz, Jr.


STATE OF NEW YORK    )
                     ) SS
COUNTY OF ROCKLAND   )

      On this 28th day of August, 1997, before me personally appeared
Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Mary Alice Conway
                                       ------------------------------
                                               Notary Public


My Commission Expires:  1/25/99
                      ------------
                                       MARY ALICE CONWAY
                                Notary Public, State of New York
                                           No. 8007249
                                    Qualified in Orange County
                                Commission Expires January 25, 1999

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert G. Potter, of St. Louis County, State of Missouri, Chairman and Chief Executive Officer (Principal Executive Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 29th day of August, 1997.

                                       /s/ Robert G. Potter
                                       ------------------------------
                                           Robert G. Potter


STATE OF MISSOURI    )
                     ) SS
COUNTY OF ST. LOUIS  )

      On this 29th day of August, 1997, before me personally appeared
Robert G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Mary K. McBride
                                       ------------------------------
                                               Notary Public


My Commission Expires:  2-12-98
                      ------------

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, William D. Ruckelshaus, of Medina, State of Washington,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 29th day of August, 1997.

                                       /s/ William D. Ruckelshaus
                                       ------------------------------
                                           William D. Ruckelshaus


STATE OF WASHINGTON    )
                       ) SS
COUNTY OF KING         )

      On this 29th day of August, 1997, before me personally appeared
William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Diane L. Hodgan
                                       ------------------------------
                                               Notary Public


My Commission Expires:  11/12/97
                      ------------

                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, John B. Slaughter, of Pasadena, State of California,
Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. compensation plan for non-employee directors; and (ii) the Registration Statement on Form S-1 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of debt securities to be issued by the Company after the Registration Statement becomes effective; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 28th day of August, 1997.

                                       /s/ John B. Slaughter
                                       ------------------------------
                                           John B. Slaughter


STATE OF CALIFORNIA    )
                       ) SS
COUNTY OF LOS ANGELES  )

      On this 28th day of August, 1997, before me personally appeared
John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                       /s/ Kay Lynn Fujiwara
                                       ------------------------------
                                               Notary Public


My Commission Expires:
                      ------------
                                       KAY LYNN FUJIWARA
                                      Commission #1149223
                                  Notary Public - California
                                       Los Angeles County
                                 My Comm. Expires Jul 31, 2001